UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Soliciting Material under §240.14a-12

ESQUIRE FINANCIAL HOLDINGS, INC.

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Esquire Financial Holdings, Inc.
100 Jericho Quadrangle, Suite 100
Jericho, New York 11753
(516) 535-2002
April 23, 2018
Dear Stockholder:
We cordially invite you to attend the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. The Annual Meeting will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753, on May 30, 2018, at 10:00 a.m., local time.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Esquire Financial Holdings, Inc. Our directors and officers, as well as a representative of our independent registered public accounting firm will be present to respond to any questions that stockholders may have.
The business to be conducted at the Annual Meeting consists of  (i) the election of four directors, and (ii) the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2018. The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of Esquire Financial Holdings, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.
It is important that your shares be represented at the annual meeting, whether or not you plan to attend personally. Please take a moment now to cast your vote via the Internet as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its exercise, and you may attend the annual meeting and vote in person, even if you have previously returned your proxy card. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the annual meeting.
On behalf of the Board of Directors, we urge you to vote your proxy as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.
Sincerely,
Andrew C. Sagliocca
President and Chief Executive Officer

Esquire Financial Holdings, Inc.
100 Jericho Quadrangle, Suite 100
Jericho, New York 11753
(516) 535-2002
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 30, 2018
Notice is hereby given that the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753 on May 30, 2018, at 10:00 a.m., local time.
A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:
1.
the election of four directors;

2.
the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the year ending December 31, 2018; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 29, 2018 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.
EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF ESQUIRE FINANCIAL HOLDINGS, INC. A WRITTEN REVOCATION OR VOTING BY PROXY BEARING A LATER DATE, BY INTERNET, BY TELEPHONE, OR BY MAIL. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
By Order of the Board of Directors
Eric S. Bader
Corporate Secretary
Jericho, New York
April 23, 2018

PROXY STATEMENT
Esquire Financial Holdings, Inc.
100 Jericho Quadrangle, Suite 100
Jericho, New York 11753
(516) 535-2002
ANNUAL MEETING OF STOCKHOLDERS
May 30, 2018
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Esquire Financial Holdings, Inc. (“Esquire Financial” or the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Jericho, New York 11753 on May 30, 2018, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being made available to stockholders on or about April 23, 2018.
REVOCATION OF PROXIES
Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Esquire Financial will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.
Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Esquire Financial at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, delivering a later-dated proxy by internet, by mail or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Corporate Secretary of Esquire Financial prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Holders of record of Esquire Financial common stock, par value $0.01 per share, as of the close of business on March 29, 2018 are entitled to one vote for each share then held. As of March 29, 2018, there were 7,445,723 shares of common stock issued and outstanding.
Stock Ownership of Certain Beneficial Owners and Management
Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 29, 2018, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership(1)	Percent of Shares of Common Stock Outstanding
Directors, Executive Officers and Named Executive Officers
Dennis Shields	213,258(2)	2.8%
Selig A. Zises	304,541	4.1%
Todd Deutsch	50,500(3)	*
John Morgan	64,880(4)	*
Russ M. Herman	62,412(5)	*
Robert J. Mitzman	94,154(6)	1.3%
Kevin C. Waterhouse	112,056(7)	1.5%
Marc Grossman	13,500(8)	*
Janet Hill	8,480(9)	*
Richard T. Powers	60,210(10)	*
Anthony Coelho	61,802(11)	*
Andrew C. Sagliocca	103,927(12)	1.4%
Jack Thompson	564,880(13)	7.6%
Eric S. Bader	50,369(14)	*
Ari P. Kornhaber	28,881(15)	*
All directors and current executive officers as a group (15 persons)	1,793,850(16)	23.3%
5% Beneficial Stockholders
CJA Private Equity Financial Restructuring Master Fund I, LP c/o Gapstow Capital Partners 654 Madison Avenue, Suite 601 New York, New York 10065	564,800(17)	7.6%
RMB Capital Management, LLC 115 S. LaSalle Street, 34th Floor Chicago, Illinois 60603	533,589(18)	7.2%
Basswood Capital Management, L.L.C. 645 Madison Avenue, 10th Floor New York, New York 10022	520,660(19)	7.0%

*
Less than 1%

(1)
In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined.

(2)
Includes 15,000 unvested shares of restricted stock and presently exercisable options to purchase 83,210 shares of the Company’s common stock. Mr. Shields has sole voting and investment power over 98,048 shares and shared voting and investment power over 12,000 shares. Mr. Shields’ wife has sole voting and investment power over 5,000 shares.

(3)
Includes 2,500 unvested shares of restricted stock and presently exercisable options to purchase 8,000 shares of the Company’s common stock.

(4)
Includes presently exercisable options to purchase 1,500 shares of the Company’s common stock. Mr. Morgan has sole voting and investment power over 80 shares and shared voting and investment power over 63,300 shares.

(5)
Includes 2,500 unvested shares of restricted stock and presently exercisable options to purchase 14,892 shares of the Company’s common stock.

(6)
Includes 2,500 unvested shares of restricted stock and presently exercisable options to purchase 16,892 shares of the Company’s common stock. Mr. Mitzman has sole voting and investment power over 74,762 shares.

(7)
Includes presently exercisable options to purchase 8,056 shares of the Company’s common stock. Mr. Waterhouse has sole voting and investment power over 23,000 shares and shared voting and investment power over 81,000 shares.

(8)
Includes 2,000 unvested shares of restricted stock and presently exercisable options to purchase 1,500 shares of the Company’s common stock.

(9)
Includes presently exercisable options to purchase 1,500 shares of the Company’s common stock.

(10)
Includes presently exercisable options to purchase 4,710 shares of the Company’s common stock. Mr. Powers has shared voting and investment power over 55,500 shares.

(11)
Includes 3,500 unvested shares of restricted stock and presently exercisable options to purchase 12,892 shares of the Company’s common stock. Mr. Coelho has shared voting and investment power over 45,412 shares.

(12)
Includes 15,000 unvested shares of restricted stock and presently exercisable options to purchase 55,320 shares of the Company’s common stock. Mr. Sagliocca has sole voting and investment power over 12,607 shares and shared voting and investment power over 21,000 shares.

(13)
Mr. Thompson has sole voting and investment power over 80 shares. Mr. Thompson is a member of CJA Private Equity Financial Restructuring GP I Ltd., the general partner of CJA Private Equity Financial Restructuring Master Fund I, LP, which holds an additional 564,800 shares of the Company’s common stock. CJA Private Equity Financial Restructuring GP I Ltd. has designated all voting rights to CJA Private Equity Financial Restructuring Master Fund I, LP’s Investment Manager, Gapstow Capital Partners. Mr. Thompson is an employee of Gapstow Capital Partners.

(14)
Includes 7,500 unvested shares of restricted stock and presently exercisable options to purchase 36,869 shares of the Company’s common stock.

(15)
Includes 7,500 unvested shares of restricted stock and presently exercisable options to purchase 18,381 shares of the Company’s common stock.

(16)
Includes presently exercisable options and options exercisable within 60 days to purchase 263,722 shares of the Company’s common stock.

(17)
Based on a Schedule 13G filed on February 14, 2018.

(18)
Based on a Schedule 13G filed on February 13, 2018.

(19)
Based on a Schedule 13G filed on February 9, 2018.

Quorum and Vote Required
The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The ratification of the appointment of Crowe Horwath LLP as independent registered public accountants is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”
In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

PROPOSAL I — ELECTION OF DIRECTORS
Our Board of Directors is comprised of thirteen members. Our Bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Four directors will be elected at the Annual Meeting to serve for a three-year period until their respective successors shall have been elected and shall qualify. The Nominating and Corporate Governance Committee of the Board of Directors has nominated the following persons to serve as directors for three-year terms: Janet Hill, Anthony Coelho, Richard T. Powers and Andrew C. Sagliocca. All four nominees are currently directors of Esquire Financial and Esquire Bank (the “Bank”).
The Board of Directors recommends a vote “FOR” the election of the nominees.
The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. No shares of common stock are pledged as collateral by a director or executive officer.
Name	Position(s) Held With Esquire Financial	Age(1)	Director Since(2)	Current Term Expires
	NOMINEES
Janet Hill	Director	70	2016	2018
Anthony Coelho	Vice Chairman	75	2010	2018
Richard T. Powers	Director	70	2006	2018
Andrew C. Sagliocca	Chief Executive Officer, President and Director	50	2008	2018
	CONTINUING DIRECTORS
Dennis Shields	Executive Chairman	51	2006	2019
Selig Zises	Director	76	2009	2019
Todd Deutsch	Director	45	2015	2019
John Morgan	Director	62	2015	2019
Russ M. Herman	Director	75	2007	2020
Robert J. Mitzman	Director	63	2007	2020
Kevin C. Waterhouse	Director	50	2006	2020
Marc Grossman	Director	50	2013	2020
Jack Thompson	Director	46	2016	2020
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Eric S. Bader	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	41	N/A	N/A
Ari P. Kornhaber	Executive Vice President, Director of Sales	46	N/A	N/A

(1)
As of April 1, 2018.

(2)
Includes service with Esquire Bank and Esquire Financial.

The biographies of each of the nominees, continuing board members and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director. Each director of Esquire Financial is also a director of Esquire Bank, and if elected each nominee will be appointed as a director of Esquire Bank.
Directors
Anthony Coelho, Vice Chairman.   Mr. Coelho has served as Chair of the Advisory Board for Bender Consulting Services since 2002 and was Chair and a Board Member for the American Association of People with Disabilities and the Lead Independent Director of Service Corporation International. Mr. Coelho was a prominent member of the U.S. House of Representatives from 1978 – 1989. While a member of the House of Representatives, he authored the Americans with Disabilities Act, widely recognized as one of the most important pieces of civil rights legislation in the last 40 years. Mr. Coelho’s former and current business affiliations include service on a number of corporate boards and as CEO of Wertheim Schroder Investment Services. Mr. Coelho has been a member of the Esquire Bank board of directors since 2010. Mr. Coelho provides the Board with valuable perspective on general business oversight, as well as potential strategic initiatives.
Todd Deutsch, Director.   Mr. Deutsch is a private investor and entrepreneur. Since 2012, Mr. Deutsch has managed his family office. From 2009 to 2012, Mr. Deutsch was the Portfolio Manager/Principal at Bascom Hill Partners, a wealth management services company. Prior to running his family office and Bascom Hill Partners, Mr. Deutsch spent twenty years as a trader with Goldman Sachs and various hedge funds. Mr. Deutsch has been a member of the Esquire Bank board of directors since 2015. Mr. Deutsch provides the Board with extensive financial and business experience as well as valuable insight into managing and overseeing a business.
Marc D. Grossman, Director.   As a founding and senior partner of The Sanders Law Firm since 2003, Mr. Grossman is an innovator and leader in the mass settlement of medical claims and mass torts. Mr. Grossman’s deep-rooted commitment to his clients and practice has led to his being a frequent speaker and national advocate for victim’s rights. Mr. Grossman currently serves on The Board of Directors of the New York State Trial Lawyers Association, The Executive Committee of the Association of Trial Lawyers of America, and is a member of the Mass Tort Trial Lawyers Association, the Million Dollar Advocates Forum and the leaders Forum of the American Association of Justice. Mr. Grossman has been a member of the Esquire Bank board of directors since 2013. Mr. Grossman provides the Board with important insight into the legal industry and experience with managing and overseeing a business.
Russ M. Herman, Director.    Mr. Herman has been senior partner at the law firm Herman, Herman & Katz, L.L.C., a national law firm headquartered in New Orleans, Louisiana, since 1966. Mr. Herman is the past president of the Association of Trial Lawyers of America, Civil Justice Foundation, Roscoe Pound Foundation and the American Association of Justice. He is an author, frequent speaker at law schools and national legal seminars and conventions. Mr. Herman is a member of the National Trial Lawyers Hall of Fame. Mr. Herman has been a member of the Esquire Bank board of directors since 2007 and provides the Board with valuable insight into the legal industry.
Janet Hill, Director.   Ms. Hill has served as Principal at Hill Family Advisors since 2008, where she oversees her family’s assets and investments. From 1981 until her retirement in 2010, Ms. Hill was the owner of and served as Vice President of Alexander & Associates, Inc., a management consulting firm where she provided advice and counseling to major corporations on policies and procedures to achieve and maintain an inclusive workforce. She is currently a member of the boards of directors of the Carlyle Group and Dean Foods Company. Ms. Hill is a former director of Wendy’s/Arby’s Group, Inc. and Sprint Nextel Corporation. She also serves on the Board of Trustees at Duke University, John F. Kennedy Center for the Performing Arts, the Knight Commission on Intercollegiate Athletics, and the Wolf Trap Foundation. Ms. Hill has a Bachelor of Arts from Wellesley College and a Master of Arts from the University of Chicago, both in Mathematics. Ms. Hill has been a member of the Esquire Bank board of directors since 2016. Ms. Hill provides the Board with important business and strategic insight.

Robert J. Mitzman, Director.   Mr. Mitzman is founder and former Chairman of the Quick Group of Companies, having amassed more than 35 years of experience in the worldwide specialized courier industry. Mr. Mitzman was also the former Chief Executive Officer of the Quick Group of Companies. The Quick Group of Companies serves as a provider of worldwide-mission-critical logistics and transportation solutions. Mr. Mitzman previously served on the Board of Directors for Perfumania Holdings as well. Mr. Mitzman has been a member of the Esquire Bank board of directors since 2007 and provides the Board with extensive executive experience as a Chief Executive Officer, including leading an organization with global operations, experience in human resources and growing a business.
John Morgan, Director.   Mr. Morgan founded Morgan & Morgan in 1988, to represent the people, not the powerful. Under his leadership and vision, Morgan & Morgan grew to become a prominent national law firm, with offices throughout North America and Europe, employing more than 300 lawyers and a support staff of 1,400. Mr. Morgan lectures across the country on the practice of law. He has been an active member of the Florida Justice Association and served as a FLAG trustee. Mr. Morgan has also received Martindale-Hubbell’s esteemed ‘‘AV’’ rating, which recognizes lawyers with the highest ethical standards and professional ability. Mr. Morgan attended the University of Florida and the Levin School of Law University of Florida, where Mr. Morgan serves as a member of the Board of Trustees. Mr. Morgan has been a member of the Esquire Bank board of directors since 2015. Mr. Morgan provides the Board with valuable insight into the legal industry and experience with managing and overseeing a business.
Richard T. Powers, Director.   Mr. Powers served as Esquire Bank’s President and Chief Executive Officer since Esquire Bank’s pre-opening organizational stage in 2005 through 2008. Prior to joining Esquire Bank, Mr. Powers was President, U.S. Direct Services for Fiserv CBS. Mr. Powers has over 40 years of experience in all areas of the financial services industry, both banking and brokerage. He has served as President and Chief Operating Officer of Waterhouse National Bank and Executive Vice President and Chief Operations Officer of North Fork Bank, among other banking positions. Since 2009, Mr. Powers has been the owner of RT Powers & Associates, a banking and financial services consultant firm and he is recognized as an expert witness for banking technology patent infringement. Mr. Powers is a founding organizer of Esquire Bank. Mr. Powers provides the Board with important experience and insight into the financial services industry.
Andrew C. Sagliocca, President, Chief Executive Officer and Director.   Mr. Sagliocca served as Esquire Bank’s Chief Financial Officer when he joined Esquire Bank in February 2007. He became Esquire Bank’s Chief Executive Officer in January 2009. Prior to joining Esquire Bank, Mr. Sagliocca was Senior Vice President and Corporate Controller of North Fork Bank from 1999 to 2007. Mr. Sagliocca has more than 28 years of experience in the financial services industry. Mr. Sagliocca’s extensive experience in the financial services industry provides the Board with a unique perspective on Esquire Bank’s business and strategic direction.
Dennis Shields, Executive Chairman of the Board.   Mr. Shields is the Executive Chairman of the Board of Directors and was a founding organizer of Esquire Bank. Since its inception in 2000, Mr. Shields has served as Chief Executive Officer of Plaintiff Funding Corp. (dba LawCash), a New York-based specialty finance company that provides financial services products. Since 2014, Mr. Shields has been serving as the Chairman at YieldStreet, an online platform for alternative investments and he is also the Chairman of Keeps America, a company that works with law firms, disability advocates, and third-party administrators to distribute settlement awards and government benefits to clients through its prepaid card. Mr. Shields served as a lay member of the Grievance Committee to the Second and Eleventh Judicial Departments appointed by presiding judge from 1996 to 2004 and previously served on the New York State Health Information and Quality Improvement Committee. Mr. Shields has authored two books and is a frequent speaker in both the legal and finance community. Mr. Shields’ extensive experience in both the financial services and legal industry provides the Board with an important perspective on Esquire Bank’s business and strategic direction.
Jack Thompson, Director.   Since 2010, Mr. Thompson has been the Head of Financial Services Investments at Gapstow Capital Partners, an alternative investment firm based in New York City. Mr. Thompson is responsible for the firm’s investments within the banking industry and is a member of the Gapstow Capital Partners Investment Committee. Prior to joining Gapstow Capital Partners,

Mr. Thompson held positions at Deutsche Bank Securities, Goldman Sachs, Novantas, and Booz Allen Hamilton. He serves as Director on the Boards of Coastal Financial Corporation (and its subsidiaries) in Everett, Washington and Seaside National Bank in Orlando, Florida. He previously was a Director on the Board of Pan Pacific Bank in Fremont, California. Mr. Thompson has been a member of the Board since 2016. He graduated from Yale University with a B.A. in History and he received his M.B.A. with honors from the University of Chicago with concentrations in Finance and Accounting. Mr. Thompson is also a former 1st Lieutenant in the Armor Branch of the US Army Reserve. Mr. Thompson provides the Board with important experience and insight into the financial services industry. In connection with the purchase of our capital stock in 2014, we granted CJA Private Equity Financial Restructuring Master Fund I, LP the right to designate a director so long as it, together with its affiliates, beneficially owns at least 4.0% (four percent) of our total outstanding capital stock. Mr. Thompson is the designee of CJA Private Equity Financial Restructuring Master Fund I, LP.
Kevin Waterhouse, Director.   Mr. Waterhouse is Vice President and Investment Advisor of L.M. Waterhouse & Company, a Valhalla, New York-based registered investment advisory firm. Mr. Waterhouse has worked at L.M. Waterhouse since 2009. Mr. Waterhouse previously served as First Vice President —  Operations & Product Development of Waterhouse National Bank. Mr. Waterhouse is a founding organizer of Esquire Bank. Mr. Waterhouse provides the Board with a valuable perspective on general business oversight as well as on potential strategic initiatives.
Selig A. Zises, Director.   Mr. Zises is a retired investor. Mr. Zises was the founder and CEO of Integrated Resources, a financial services company, from 1969 to 1988. Mr. Zises is a founding organizer of Esquire Bank. Mr. Zises’ extensive experience in the financial services industry provides the Board with an important perspective on the Bank’s business and strategic direction.
Executive Officers Who Are Not Directors
Eric S. Bader, Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary.    Prior to his appointment as Executive Vice President in February 2011, Mr. Bader served as our Senior Vice President, Chief Financial Officer and Treasurer since January 2009. Prior to this, Mr. Bader served as Esquire Bank’s Senior Vice President and Treasurer, since joining Esquire Bank in January 2008. Prior to joining Esquire Bank, Mr. Bader was Vice President at Goldman Sachs and served as a Vice President and Investment Officer at North Fork Bank. Mr. Bader has over 18 years of experience in the financial services industry.
Ari P. Kornhaber, Executive Vice President, Director of Sales.   Mr. Kornhaber has served as Director of Sales at Esquire Bank since 2013. From 2004 to 2013, Mr. Kornhaber served as National Marketing Director at Plaintiff Funding Holding, Inc. (dba LawCash). Mr. Kornhaber has spoken on the subject of financing for lawyers, law firms and their clients, and the ethics surrounding the same, at numerous seminars and conferences across the United States. After receiving his law degree from Touro Law School in New York, Mr. Kornhaber was a practicing plaintiff’s lawyer in New York City with the law firm of Pariser and Vogelman, PC and was a trial attorney for the law firm of Napoli, Kaiser and Bern, LLC, where he specialized in personal injury, medical malpractice and mass tort litigation.
Board Independence
The Board of Directors has determined that each of our directors, with the exception of Mr. Sagliocca and Mr. Shields, is an independent director, as defined under the Nasdaq listing rules. Mr. Sagliocca is not independent because he is an executive officer of Esquire Financial and Mr. Shields is not independent because he is the executive chairman of Esquire Financial.
Board Leadership Structure and Risk Oversight
Our Board of Directors is chaired by Dennis Shields, who is an executive director. Anthony Coelho is our Vice Chairman. Andrew C. Sagliocca, our President and Chief Executive Officer, is a member of our Board of Directors. We intend to continue to separate the Chairman and Chief Executive Officer positions. We believe that our leadership structure, in which the roles of Chairman and CEO are separate, together with experienced and engaged independent directors and independent key committees, will be effective and is the optimal structure for our Company and our stockholders at this time.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of Esquire Bank are further overseen by the Board of Directors of Esquire Bank, who are the same individuals who serve on the Board of Directors of Esquire Financial. The Board of Directors of Esquire Bank also has additional committees that conduct risk oversight separate from Esquire Financial. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.
References to our Website Address
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.
Section 16(a) Beneficial Ownership Reporting Compliance
Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2017, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports with the Securities and Exchange Commission on a timely basis.
Code of Ethics
Esquire Financial has adopted a Code of Ethics that is applicable to its senior financial officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on our Internet website at www.esquirebank.com under the “Investor Relations” tab. Amendments to and waivers from the Code of Ethics will also be disclosed on Esquire Financial’s website.
Attendance at Annual Meetings of Stockholders
Esquire Financial does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts.
Communications with the Board of Directors
Any stockholder who wishes to communicate with our Board of Directors or an individual director may do so by writing to: Esquire Financial Holdings, Inc., 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, Attention: Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed. The Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors
The business of Esquire Financial is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing rules of the NASDAQ Stock Market) regularly meet in executive sessions. The standing committees of the Board of Directors of Esquire Financial are the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee and the Strategic Oversight Committee.
The Board of Directors had 12 meetings during the year ended December 31, 2017. No member of the Board of Directors of Esquire Financial or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served), with the exception of Director Morgan.
Audit Committee.   The Audit Committee is comprised of Directors Powers (Chairman), Waterhouse and Coelho, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing rules. The Audit Committee also serves as the audit committee of the board of directors of Esquire Bank. The Board of Directors has determined that Director Powers qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.
Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.esquirebank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Esquire Financial and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of Esquire Financial met 7 times during the year ended December 31, 2017.
Corporate Governance and Nominating Committee.   The Corporate Governance and Nominating Committee is comprised of Directors Mitzman (Chairman), Waterhouse and Hill, each of whom is independent in accordance with Nasdaq listing rules. The Corporate Governance and Nominating Committee also serves as the nominating committee of the board of directors of Esquire Bank. The Corporate Governance and Nominating Committee operates under a written charter which is available on our website at www.esquirebank.com. The Corporate Governance and Nominating Committee of Esquire Financial met 4 times during the year ended December 31, 2017.
As noted in the Corporate Governance and Nominating Committee Charter, the purpose of the committee is to assist the Board in identifying individuals to become Board members, determine the size and composition of the Board and its committees, monitor Board effectiveness and implement Corporate Governance Guidelines.
In furtherance of this purpose, this Committee, among other things, shall:
•
Identify qualified individuals to be directors consistent with the criteria approved by the board of directors and recommend director nominees to the full board of directors;

•
Review the structure of the committees of the board of directors;

•
Develop and recommend procedures for reviewing stockholder recommendations for director nominees;

•
Develop the Company’s code of business conduct and ethics;

•
Oversee management succession planning;

•
Lead the board of directors in its annual performance review;

•
Develop and recommend corporate governance guidelines; and

•
Review the Corporate Governance and Nominating Committee’s charter and the committee’s performance.

The Committee identifies nominees for the Board by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of gaining new perspectives. If any member of the Board does not wish to continue in service, or if the Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. The Board would seek to identify a candidate who at a minimum satisfies the following criteria:
•
Has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;

•
Has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•
Is willing to devote the necessary time to the work of the Board and its Committees, which includes being available for Board and Committee meetings;

•
Is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and

•
Has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the Nasdaq listing rules, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an Audit Committee financial expert.
The Company’s goal is to have a Board of Directors whose members have diverse professional backgrounds and have demonstrated professional achievement with the highest personal and professional ethics and integrity and whose values are compatible with those of Esquire Financial. The Corporate Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, important factors considered in the selection of nominees for director include experience in positions that develop good business judgment, that demonstrate a high degree of responsibility and independence, and that show the individual’s ability to commit adequate time and effort to serve as a director.
In September 2016, Mr. Thompson was appointed to the Boards of Directors of Esquire Financial and its subsidiary, Esquire Bank. These appointments were made in accordance with an agreement dated as of December 23, 2014 (the “Agreement”) between Esquire Financial and CJA Private Equity Financial Restructuring Master Fund I, LP (“CJA”). Mr. Thompson is Head of Financial Services Investments at Gapstow Capital Partners, an alternative investment firm based in New York City. Mr. Thompson is responsible for the firm’s investments within the banking industry and is a member of the Gapstow Capital Partners Investment Committee. Mr. Thompson is very familiar with Esquire Financial’s operations and the markets in which it conducts business. Mr. Thompson’s appointment further evidences Esquire Financial’s commitment to alignment and engagement with its stockholders.
Under the terms of the Agreement, for so long as CJA and its affiliates own at least four percent (4%) of the outstanding shares of Esquire Financial’s common stock, it shall use its reasonable best efforts to cause one person nominated by CJA to be elected to serve on the Board of Directors of Esquire Financial Holdings, Inc. and Esquire Bank.
The Corporate Governance and Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Secretary at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753. In order for the Corporate Governance and Nominating Committee to consider a candidate suggested by a stockholder, the Secretary must receive a submission not less than 90 days prior to the anniversary of the prior year’s annual meeting. The submission must include the following:

•
the name and address of the candidate, and the number of shares of Esquire Financial common stock that are owned by the candidate (and appropriate evidence if the candidate is not a holder of record);

•
the personal history, business background and experience of the nominee, including his or her material business activities and affiliations during the past five years from the date of nomination;

•
a description of any material pending legal or administrative proceedings in which the nominee is a party and any criminal indictment or conviction of such nominee by a State or Federal court;

•
a statement of the assets and liabilities of the nominee as of the end of the fiscal year for each of the five fiscal years immediately preceding the date of the nomination, as of a date not more than 90 days prior to the date of his or her nomination;

•
a notarized certification from the nominee indicating whether the nominee has been the subject of any criminal, civil or administrative judgments, consents, undertakings or orders, or any past or ongoing indictments, formal investigations, examinations, or administrative proceeding (excluding routine or customary audits, inspections and investigations) issued by any federal or state court, any department, agency, or commission of the United States Government, any state or municipality, any self-regulatory trade or professional organization or any foreign government or governmental agency, which involve: (a) commission of a felony, fraud, moral turpitude, dishonesty or breach of trust; (b) violation of securities or commodities laws or regulations; (c) violation of depository institution laws or regulations; (d) violation of housing authority laws or regulations; (e) violation of the rules, regulations, codes of professional conduct or ethics of a self-regulatory trade or professional organization; and (f) adjudication of bankruptcy or insolvency or appointment of a receiver, conservator, trustee, referee, or guardian;

•
such other information regarding the candidate as would be required to be included in Esquire Financial’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•
the candidate’s written consent to serve as a director;

•
a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and

•
a description of all arrangements or understandings between such stockholder and the nominee

Submissions that are received and that satisfy the above requirements are forwarded to the Corporate Governance and Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.
Compensation Committee.   The Compensation Committee is comprised of Directors Mitzman (Chairman), Coelho and Deutsch, each of whom is independent in accordance with applicable Nasdaq listing rules. No member of the Compensation Committee is a current or former officer or employee of Esquire Financial or Esquire Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Esquire Bank. The Compensation Committee of Esquire Financial met 3 times during the year ended December 31, 2017.
The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of the Chief Executive Officer and the other senior executive officers. No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee will also administer any stock-based incentive or compensation plan that Esquire Financial may adopt in the future. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.
The Compensation Committee operates under a written charter which is available on our Internet website at www.esquirebank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:
•
to attract, retain and motivate an experienced, competent executive management team;

•
to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;

•
to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•
to encourage ownership of our common stock through stock-based compensation to all levels of management; and

•
to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

In addition to these duties the committee shall assist the Board in recruiting and succession planning.
The Compensation Committee retains responsibility for all compensation recommendations to the Board of Directors as to Esquire Financial’s executive officers. The Compensation Committee may utilize information and benchmarks from an independent compensation consulting firm, and from other sources, to determine how executive compensation levels compare to those companies within the industry. The Compensation Committee may review published data for companies of similar size, location, financial characteristics and stage of development among other factors.
In designing the compensation program for Esquire Financial, the Committee takes into consideration methods to avoid encouraging the taking of excessive risk by executive management or by any other employees. The Committee assessed risks posed by the incentive compensation paid to executive management and other employees and determined that Esquire Financial’s compensation policies, practices and programs do not pose risks that are reasonably likely to have a material adverse effect on Esquire Financial.
Audit Committee Report
The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.
Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:
•
Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2017;

•
Discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communication With Audit Committees” as amended; and

•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the Securities and Exchange Commission.
The Audit Committee
Richard T. Powers (Chairman)
Kevin C. Waterhouse
Anthony Coelho
Executive Officer Compensation
Summary Compensation Table.    The table below summarizes for the years ended December 31, 2017 and 2016 the total compensation paid to or earned by our Executive Chairman, President and Chief Executive Officer and our two other most highly compensated officers. Each individual listed in the table below is referred to as a named executive officer.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Dennis Shields Executive Chairman	2017	$475,000	$225,000	$288,750	—	$9,949	$998,699
	2016	$445,096	$100,000	—	$366,415	$6,580	$918,091
Andrew C. Sagliocca Director, President and Chief Executive Officer	2017	$475,084	$225,000	$288,750	—	$38,911	$1,027,745
	2016	$426,000	$100,000	—	$210,283	$35,146	$771,429
Eric S. Bader Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	2017	$400,066	$150,000	$144,375	—	$29,385	$723,826
	2016	$363,077	$100,000	—	$105,141	$26,805	$595,023
Ari P. Kornhaber Executive Vice President and Director of Sales	2017	$400,066	$150,000	$144,375	—	$29,358	$723,799
	2016	$363,061	$100,000	—	$105,141	$51,805	$620,007

(1)
These amounts represent restricted stock awards granted to the named executive officers in January 2018 for their performance during the year ended December 31, 2017. The per share fair value under ASC Topic 718 of each share of restricted stock awarded was $19.25 on January 23, 2018, the date of grant.

(2)
These amounts represent the aggregate grant date fair value for outstanding stock and option awards granted during the year indicated, computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock and options are described in Note 8 of the Notes to the Consolidated Financial Statements in our Annual Report.

(3)
The amounts in this column represent all other compensation not reported in prior columns in this table, including perquisites, the aggregate value of which exceeds $10,000. This column consists of medical, dental, vision disability, life, AD&D, car allowances or other benefits.

Bonuses
During the budgeting process at the end of each year, the board of directors allocates a bonus pool for potential allocation to senior officers at the end of the following year. The President and Chief Executive Officer evaluates the performance of the senior officers, including the named executive officers (other than himself), and recommends bonus amounts to be awarded to the senior officers to the Compensation Committee of the board of directors. The Compensation Committee determines the bonus amount awarded to the President and Chief Executive Officer and reviews and approves the bonuses awarded to the senior officers.

Employment Agreements
The Company and Bank have jointly entered into employment agreements with Dennis Shields, our Executive Chairman and Andrew C. Sagliocca, our President and Chief Executive Officer, each with an initial term of three years and have also entered into employment agreements with Eric S. Bader, our Executive Vice President and Chief Financial Officer, and with Ari P. Kornhaber, our Executive Vice President and Director of Sales, each with an initial term of two years. The agreements provide for daily automatic extensions, unless the executives’ are provided with written notice of the discontinuance of such automatic extensions by the Company’s or Bank’s Board of Directors at any time by delivery of a written notice to such executive in accordance with the procedures set forth in the agreement, in which event the agreement shall expire at the end of 36 months (24 months with respect to Mr. Bader’s and Kornhaber’s agreement) following the date of the non-extension notice. Under the employment agreements, the 2018 base salary for Messrs. Shields, Sagliocca, Bader, and Kornhaber is $525,000, $525,000, $425,000 and $425,000, respectively. The base salaries are reviewed at least annually and may be increased but not decreased. In addition to the base salary, each agreement provides that the executive will receive all benefits provided to full-time employees of the Company or Bank, including among other things, bonus plans, retirement plans, pension plans and fringe benefits applicable to executive personnel. Further, if equity awards are granted in any calendar year under any Company equity compensation plan, the employment agreements provide that the executives shall receive the following: Mr. Shields shall receive an award equal to no less than 25% of the each type of awards granted during the year under the plan; Mr. Sagliocca shall receive an award equal to no less than the greater of   (i) 12.5% of the total number of such type of awards granted during such calendar year under such equity plans, or (ii) 50% of the total number of such type of awards granted during such calendar year to the Company’s Executive Chairman under all such plans; and Mr. Bader and Mr. Kornhaber shall each receive an award equal to no less than 50% of the total number of such awards granted to the Chief Executive Officer. Additionally, under the agreements, the executives will receive monthly automobile allowances and a life insurance policy in an amount equal to at least three (3) times, in the case of Messrs. Shields and Sagliocca, and two (2) times, in the case of Messrs. Bader and Kornhaber, of the executive’s average (i) base salary and (ii) bonus payable under the bonus plan for the prior two full calendar years.
The agreements permit the Company or Bank to terminate the executive’s employment for cause (as defined in the agreement) at any time. In the event the we choose to terminate an executive’s employment (i) for reasons other than for cause, his death or disability or his retirement (as defined in the agreement), (ii) in the event of the executive’s resignation from the Company or Bank for “good reason” upon (a) failure to be reappointed to his current office, (b) a material change in his functions, duties or responsibilities, (c) the liquidation or dissolution of the Company or Bank, or (d) a breach of the agreement by the Company or Bank, then in any such event, the executive, or in the event of death, his beneficiaries, would be entitled to receive a cash severance payment. The cash severance payment would be an amount equal to (A) the greater of: (i) his base salary payable during the remaining term of the agreement or (ii) 100% of his base salary as of the termination date, plus (B) the dollar amount of his bonus paid to the executive for the most recently completed calendar year multiplied by the greater of   (i) the number of full and partial years in the remaining term of the agreement or (ii) one (1). In addition, each executive would be entitled to continue to receive for a period of eighteen (18) months (the “COBRA period”) continuing medical and dental insurance coverage provided to former employees of the Company or Bank at no cost to the executive. Each executive also will be entitled to a lump sum cash payment payable within 30 days following his termination equal to the sum of the estimated cost of medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy.
In the event that after the occurrence of a change in control, one of the executive’s employment is (i) involuntarily terminated within 24 months (other than for Cause), (ii) terminated by him for good reason within 24 months, or (iii) terminated by him for any reason (other than good reason) within 12 months, then the Company or Bank will pay him a cash payment equal to 299% of his average annual compensation in the case of Messrs. Shields and Sagliocca (200% in the case of Messrs. Bader and Kornhaber) over the five most recently completed calendar years. For these purposes, annual compensation shall include his base salary, any other taxable income, including the income recognized on the vesting of restricted stock or exercise of stock options, commissions, bonuses (whether paid or accrued), as well as retirement benefits, director or committee fees and fringe benefits paid or to be paid during any such year, amounts paid to the profit sharing plan or employee stock ownership plan, if any, and other retirement contributions or benefits, including to any tax-qualified plan (whether or not taxable) made or accrued on behalf of the executive. Such payment will be made to him within 30 days following his termination of employment. In addition, each executive will be entitled to the same continuation of health care coverage provided in the immediately preceding paragraph, as well as the cash lump sum payment equal to the estimated cost of his and his family’s medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy. If the payment and benefits payable to an executive following a change in control would result in an excess parachute and excise taxes payable by the executive, the Company and or Esquire Bank will promptly pay or reimburse the executive for such taxes, as well as any other federal, state or local taxes that result from the Company’s or Bank’s payment of such taxes.
In exchange for Esquire Bank’s and Company’s promises under the employment agreements, each executive agrees that in the event of his termination under the employment agreement, other than due to disability or a change in control, he agrees that for a period of one year following such termination he will not compete with, or solicit employees or customers, suppliers or vendors of the Company or Esquire Bank to terminate, reduce, limit or change their business relationship with the Company or Esquire Bank, and further will not disclose confidential information or disparage the Company or Bank.
Incentive Compensation Plans
2007 Stock Option Plan.   At the May 23, 2007 Annual Meeting, the stockholders of Esquire Bank approved the Esquire Bank 2007 Stock Option Plan. Under this plan, directors and key principal officers of Esquire Bank, and other persons designated by the Compensation Committee were eligible to participate in the 2007 Stock Option Plan. The Esquire Bank 2007 Stock Option Plan has expired; however, as of March 29, 2018, 105,750 shares remain issuable pursuant to outstanding options previously awarded under the plan.
2011 Stock Compensation Plan.   On May 26, 2011, the stockholders of the Company approved its 2011 Stock Compensation Plan. The 2011 Stock Compensation Plan authorizes the issuance of up to 404,607 shares of the Company’s common stock pursuant to grants of incentive and non-qualified stock options, restricted stock awards and restricted stock unit awards to officers, employees, directors and consultants of the Company and Esquire Bank. On August 26, 2015, the stockholders of the Company approved an amendment to the Company’s 2011 Stock Compensation Plan to authorize 350,000 additional shares for issuance under that plan. As of March 29, 2018, options to purchase 727,425 shares of common stock are outstanding to officers, directors and others and 4,062 shares remain available for grant under the 2011 Stock Compensation Plan, which will only be granted as stock options.
The 2011 Stock Compensation Plan is administered by the members of the Compensation Committee of the Board of the Company, which has authority to make grants under the plan and to determine the types of awards and the number of shares of stock subject to any award, in its discretion. The Compensation Committee has full and exclusive power within the limitations set forth in the 2011 Stock Compensation Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2011 Stock Compensation Plan.
Employees, directors, officers and consultants of the Company or its subsidiaries are eligible to receive awards under the 2011 Stock Compensation Plan, except that non-employees may not be granted incentive stock options.
Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement or death or termination for cause, then (i) any stock options shall be exercisable only as to those awards that were vested on the date of termination of service and only for a period of three months following termination, and (ii) any restricted stock awards and other awards that have not vested as of the date of termination of service shall expire and be forfeited.
In the event of termination for cause, any awards that have not vested, or have vested but have not been exercised (in the case of stock options) shall expire and shall be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death, disability or retirement, all stock options shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all other awards shall become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Internal Revenue Code, no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.
2017 Equity Incentive Plan.   On November 8, 2017, the stockholders of the Company approved its 2017 Equity Incentive Plan. The 2017 Equity Incentive Plan authorizes the issuance of up to 300,000 shares of the Company’s common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each, to officers, employees, directors and service providers of the Company and Esquire Bank. No more than 200,000 shares may be granted as restricted stock awards and restricted stock units. As of March 29, 2018, options to purchase 43,500 shares of common stock have been granted (and are outstanding) to officers, directors and others, 76,500 shares of restricted stock have been granted to directors and executive officers and 180,000 shares remain available for grant under the 2017 Equity Incentive Plan.
The 2017 Equity Incentive Plan is administered by the members of the Compensation Committee of the Board of the Company, which has authority to make grants under the plan and to determine the types of awards and the number of shares of stock subject to any award, in its discretion. The Compensation Committee has full and exclusive power within the limitations set forth in the 2017 Equity Incentive Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the 2017 Equity Incentive Plan.
Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, retirement or death or termination for cause, then (i) any stock options will be exercisable only as to those awards that were immediately exercisable at the date of termination, and may be exercised only for a period of three months following termination, and (ii) any restricted stock awards and restricted stock units that have not vested as of the date of termination of service will expire and be forfeited.
In the event of termination for cause, all stock options granted that have not been exercised and all restricted stock awards and restricted stock units that have not vested will expire and be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death or disability, all stock options will be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and restricted stock awards and restricted stock units will become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Internal Revenue Code, no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.

Outstanding Equity Awards at Fiscal Year End
The following table shows stock options outstanding for each of our named executive officers as of December 31, 2017.
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Dennis Shields(2)	08/01/2014	6,000	4,000	12.50	08/01/2024
	09/01/2015	56,910	85,369	12.50	09/01/2025
	09/01/2016	20,300	81,200	12.50	09/01/2026
Andrew C. Sagliocca(2)	01/04/2010	27,000	—	12.50	01/04/2020
	08/01/2014	6,000	4,000	12.50	08/01/2024
	09/01/2015	10,670	16,007	12.50	09/01/2025
	09/01/2016	11,650	46,600	12.50	09/01/2026
Eric S. Bader(2)	02/01/2008	5,000(3)	—	10.00	02/01/2018
	01/04/2010	20,000	—	12.50	01/04/2020
	08/01/2014	3,930	2,620	12.50	08/01/2024
	09/01/2015	7,114	10,671	12.50	09/01/2025
	09/01/2016	5,825	23,300	12.50	09/01/2026
Ari P. Kornhaber(2)	08/01/2014	6,000	4,000	12.50	08/01/2024
	09/01/2015	3,556	5,336	12.50	09/01/2025
	05/02/2016	1,500	6,000	12.50	05/02/2026
	09/01/2016	5,825	23,300	12.50	09/01/2026

(1)
All awards vest in 20% increments on the first, second, third, fourth and fifth anniversary of the date of grant.

(2)
On January 23, 2018, Messrs. Shields and Sagliocca were awarded 15,000 restricted shares each and Messrs. Bader and Kornhaber were awarded 7,500 shares each, all at a per share fair value of  $19.25.

(3)
On January 9, 2018, Mr. Bader exercised these shares.

Director Compensation
The following table sets forth for the year ended December 31, 2017 certain information as to total compensation paid to non-employee directors. Messrs. Shields and Sagliocca do not receive any additional compensation for service on our board of directors and Esquire Bank’s board of directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)	Total ($)
Anthony Coelho	26,750	67,375	—	94,125
Todd Deutsch	38,000	48,125	—	86,125
Marc Grossman	12,000	38,500	—	50,500
Russ M. Herman	8,250	48,125	—	56,375
Janet Hill	14,500	—	8,445	22,945
Robert J. Mitzman	26,250	48,125	—	74,375
John Morgan	6,000	—	8,445	14,445
Richard T. Powers	33,000	—	8,445	41,445
Jack Thompson	21,000	—	—	21,000
Kevin C. Waterhouse	31,750	—	8,445	40,195
Selig Zises	25,500	—	8,445	33,945

(1)
These amounts represent restricted stock awards or stock options granted to certain directors in January 2018 for their performance during the year ended December 31, 2017. The stock awards and options were granted on January 23, 2018 at a per share fair value of  $19.25 and $5.63, respectively, as determined under ASC Topic 718.

(2)
At December 31, 2017, Messrs. Coelho, Deutsch, Grossman, Herman, Hill, Mitzman, Morgan, Powers, Thompson, Waterhouse and Zises held 42,231, 20,000, 7,500, 49,231, 7,500, 51,231, 7,500, 5,778, 0, 20,392 and 34,681 outstanding stock options, respectively.

Director Fees
Board members of the Company receive fees for board and committee meetings attended in person. Board members receive $1,500 for each Board meeting, $750 for each telephonic Board Meeting, and $1,000 for each committee meeting attended.
Transactions With Certain Related Persons
In addition to the compensation arrangements with directors and executive officers described in “Executive Officer Compensation” above, the following is a description of transactions since January 1, 2017, to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.
Policies and Procedures Regarding Related Party Transactions
Transactions by the Company or Esquire Bank with related parties are subject to certain regulatory requirements and restrictions, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Esquire Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Esquire Bank to its executive officers, directors and principal stockholders).
Under applicable Securities and Exchange Commission and NASDAQ listing rules, related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to our audit committee. In determining whether to approve a related party transaction, the Audit Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interests for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies.
Banking Relationships
In 2016, Esquire Bank made a $500,000 loan to a third-party borrower the proceeds of which were used to lend additional monies to a limited liability company controlled by Plaintiff Funding Holding, Inc. (d/b/a LawCash). Mr. Zises, a director of the Company, and Mr. Shields, an executive officer and a director of the Company, are each principal stockholders of LawCash, and Mr. Shields is the Chief Executive Officer of LawCash. The loan was made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management does not involve more than a normal risk of collectability, nor does it present other unfavorable features. The loan was approved by the Directors Loan Committee and Corporate Governance Committee, without participation or vote of Messrs. Shields or Zises. This loan paid off in the fourth quarter of 2017.

We have engaged, and expect to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features.
At December 31, 2017, the aggregate amount of extensions of credit to our directors, executive officers, principal stockholders and their associates was $6.4 million, or approximately 7.7% of our total equity. At December 31, 2017, unfunded commitments totaled $60,000.

PROPOSAL II — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm for the years ended December 31, 2017 and 2016 was Crowe Horwath LLP. The Audit Committee of Esquire Financial has approved the engagement of Crowe Horwath LLP to be our independent registered public accounting firm for the year ending December 31, 2018, subject to the ratification of the engagement by our stockholders. A representative of Crowe Horwath LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Even if the engagement of Crowe Horwath LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Esquire Financial and its stockholders.
Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP during the years ended December 31, 2017 and 2016.
	Year Ended December 31, 2017	Year Ended December 31, 2016
Audit Fees	$158,000	$115,000
Audit-Related Fees	$181,000	$105,000
Tax Fees	$—	$—
All Other Fees	$—	$—
Audit Fees.   The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided in connection with our engagement were $158,000 and $115,000 during the years ended December 31, 2017 and 2016, respectively.
Audit Related Fees.   During the year ended December 31, 2017 and 2016, respectively, audit-related fees of  $181,000 and $105,000 were billed, all of which consisted of fees for services related to the initial public stock offering, including review of the registration statement and prospectus, the issuance of consents, participation in drafting sessions, the preparation of accounting opinions, assistance with responses to regulatory accounting comments and the preparation of a comfort letter.
Tax Fees.   There were no fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance during the years ended December 31, 2017 and 2016, respectively.
All Other Fees.   There were no other fees billed during the years ended December 31, 2017 and 2016, respectively.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax compliance services and tax advice rendered and services performed in connection with the Company’s initial public stock offering, was compatible with maintaining the independence of Crowe Horwath LLP. The Audit Committee concluded that performing such services did not affect the independence of Crowe Horwath LLP in performing its function as our independent registered public accounting firm.
The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit-related fees and all other fees described above were approved as part of our engagement of Crowe Horwath LLP.
The Board of Directors recommends a vote “FOR” the ratification of Crowe Horwath LLP as independent registered public accounting firm for the year ending December 31, 2018.

STOCKHOLDER PROPOSALS
Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials provided to stockholders in connection with an annual meeting, a stockholder proposal to take action at such meeting must be received at least one hundred and twenty (120) days prior to the anniversary of the release of the proxy statement to stockholders connection with the previous year’s annual meeting. Accordingly, in order to be eligible for inclusion in the proxy materials for our 2019 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive offices, 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, no later than December 12, 2018. If the date of the Annual Meeting is changed by more than 30 days from the anniversary of the previous year’s meeting, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.
The Company’s Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before the 2019 Annual Meeting, a stockholder must give written notice to the Corporate Secretary at least 90 days prior to the anniversary of the proxy statement relating to the preceding year’s Annual Meeting, or within 10 days of the first public announcement of the annual meeting if the annual meeting is advanced or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting. The Company’s Bylaws require that the notice must include, among other things, the stockholder’s name, record address, and number of stocks owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the Securities and Exchange Commission. Nothing in this paragraph shall be deemed to require the Company to include in its annual meeting proxy statement under Securities and Exchange Commission Rule 14a-8 any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received. In accordance with the foregoing, in order for a proposal or a nomination to be brought before the annual meeting of stockholders to be held following the year ending December 31, 2018, notice must be provided to the Corporate Secretary by January 11, 2019.
OTHER MATTERS
The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS
The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. Our 2017 Annual Report on Form 10-K has been made available to all stockholders of record as of March 29, 2018. Any stockholder may obtain a copy of the 2017 Annual Report on Form 10-K through our website, by calling us or writing us at the address below.
Investor Relations Esquire Financial Holdings, Inc. 100 Jericho Quadrangle, Suite 100 Jericho, New York 11753 Phone: (516) 535-2002 www.esquirebank.com
BY ORDER OF THE BOARD OF DIRECTORS
Eric S. Bader Corporate Secretary
Jericho, New York
April 23, 2018
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING
The Notice, Proxy Statement, Proxy Card and 2017 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/21569.

14475 ESQUIRE FINANCIAL HOLDINGS, INC. Proxy for Annual Meeting of Stockholders on May 30, 2018 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Dennis Shields and Andrew C. Sagliocca, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc., to be held May 30, 2018 at 10:00 AM, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20430000000000001000 7 053018 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, 2017 Annual Report to Stockholders and proxy card are available at http://www.astproxyportal.com/ast/21569 ANNUAL MEETING OF STOCKHOLDERS OF ESQUIRE FINANCIAL HOLDINGS, INC. May 30, 2018 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Janet Hill O Anthony Coelho O Richard T. Powers O Andrew C. Sagliocca 2. RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2018 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.